                                                                   EXHIBIT 10.18

          -------------------------------------------------------------

                           STOCK REPURCHASE AGREEMENT

                                      Among

                                KIRKLAND'S, INC.

                                       AND

                       THE OTHER PARTIES SPECIFIED HEREIN

          -------------------------------------------------------------

                            Dated as of May 31, 2002

                           STOCK REPURCHASE AGREEMENT

                  THIS STOCK REPURCHASE AGREEMENT (the "Agreement") is made as of the 31st day of May, 2002, by and among

                  - KIRKLAND'S INC., a corporation incorporated under Tennessee law ("Kirkland's"),

                  -        KIRKLAND HOLDINGS L.L.C. ("Holdings"),

                  -        SSM VENTURE PARTNERS, L.P.,

                  -        JOSEPH R. HYDE, III,

                  -        JOHNSTON C. ADAMS, JR.,

                  -        JOHN H. PONTIUS,

                  -        CT/KIRKLAND EQUITY PARTNERS, L.P.,

                  -        R-H CAPITAL PARTNERS, L.P.,

                  -        CAPITAL RESOURCE LENDERS II, L.P.,

                  -        ALLIED CAPITAL CORPORATION,

                  -        CRESCENT/MACH I PARTNERS, L.P.,

                  -        THE MARLBOROUGH CAPITAL INVESTMENT FUND, L.P.,

                  -        GLOBAL PRIVATE EQUITY II LIMITED PARTNERSHIP,

                  -        ADVENT DIRECT INVESTMENT PROGRAM LIMITED PARTNERSHIP,

                  -        ADVENT PARTNERS LIMITED PARTNERSHIP,

                  -        ROBERT E. KIRKLAND,

                  -        THE ROBERT E. KIRKLAND ANNUITY TRUST - 2002, and

                  -        ROBERT ALDERSON.

                  WHEREAS, on April 23, 2002, Kirkland's filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission in connection with an initial public offering of Kirkland's common stock (the offering pursuant to such registration statement, as the same may be hereafter amended, including any related registration statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, being referred to as the "IPO");

                  WHEREAS, in connection with the IPO, Kirkland's desires to repurchase certain shares of capital stock from the parties to this Agreement immediately prior to the conversion of

Kirkland's convertible preferred stock into shares of Common Stock of Kirkland's, as more particularly set forth in this Agreement; and

                  WHEREAS, in connection with the IPO, the parties to this Agreement desire to sell certain shares of capital stock to Kirkland's immediately prior to the conversion of Kirkland's convertible preferred stock into shares of Common Stock of Kirkland's, as more particularly set forth in this Agreement.

                  NOW THEREFORE, in consideration of the premises and the mutual terms and provisions hereof, the parties hereto hereby agree as follows:

                  1.       Sale and Purchase of the Repurchased Shares.

                           (a)      Purchase Price. Effective immediately prior
to the conversion (the "Conversion") that will take place upon the initial closing of the IPO (the "IPO Closing"), of shares of Kirkland's Class A Preferred Stock, Class B Preferred Stock and Class D Preferred Stock, in each case into Kirkland's Common Stock, each party to this Agreement other than Kirkland's (the "Redeemed Shareholders") hereby sells, assigns, delivers and transfers to Kirkland's, and effective immediately prior to the Conversion, Kirkland's hereby repurchases and acquires from each of the Redeemed Shareholders, all right, title and interest in and to the shares of capital stock indicated on Schedule 1 attached hereto (collectively, the "Redeemed Shares") (or such lesser amount of such shares as may be provided for pursuant to Section 1(b) hereof), for a purchase price determined in accordance with
Section 1(c) hereof. The purchase price for the Redeemed Shares shall be paid by Kirkland's at the IPO Closing by wire transfer of immediately available funds to the Wire Account (as defined below) of each of the Redeemed Shareholders. Except with respect to Robert E. Kirkland and his annuity trust, the number of shares to be sold by the Redeemed Shareholders hereunder will depend on the amount of gross proceeds to be received by Kirkland's at the IPO Closing, as more particularly described in Section 1(b) below. The term "Wire Account" shall mean with respect to each Redeemed Shareholder, the account capable of accepting wire transfers of immediately available funds designated by such Redeemed Shareholder to Kirkland's in writing not later than three (3) days prior to the IPO Closing.

                           (b)      Order of Priority in Applying Kirkland's Net
IPO Proceeds. The net proceeds to Kirkland's from the IPO Closing (after underwriting discounts and commissions and after offering expenses) shall be applied in the following declining order or priority:

                                    (i)      to purchase all of the capital
stock in Kirkland's owned by Robert Kirkland and his annuity trust, as set forth beside his name in the stock chart set forth in Schedule 1 hereto;

                                    (ii)     to pay all accrued and unpaid
consulting payments to Robert Kirkland pursuant to the Consulting Agreement between Robert Kirkland and Kirkland's dated June 12, 1996;

                                    (iii)    to repay all of Kirkland's
outstanding subordinated debt, including accrued and unpaid interest;

                                    (iv)     to purchase all of the outstanding
Class C Preferred Stock of Robert Alderson, as set forth beside his name in the stock chart set forth in Schedule 1 hereto;

                                    (v)      to pay all accrued and unpaid
compensation payments to Carl Kirkland and Robert Alderson pursuant to their employment agreements with Kirkland's (or pursuant to any Special Bonus Agreement(s) entered into by either of them and Kirkland's), to the extent such compensation payments had previously been subordinated to Kirkland's senior and subordinated debt.

                                    (vi)     to establish a working capital
reserve of up to $1 million to be retained by the Company and used from time to time for general corporate and working capital purposes.

                                    (vii)    to purchase the shares of Class A
Preferred Stock indicated in the stock chart set forth in Schedule 1 hereto. The amount of Class A Preferred Stock to be repurchased from each Redeemed Shareholder will be equal to the lesser of (1) all shares of all Class A Preferred Stock held by such Redeemed Shareholder, (2) the number of shares or dollar value (including accrued dividends) of shares of Class A Preferred Stock indicated for such Redeemed Shareholder in Schedule 1 hereto, including any limitations described in the footnotes thereto, or (3) the number of shares of Class A Preferred Stock having a value (including accrued dividends) equal to such Redeemed Shareholder's pro rata share of the lesser of (A) the value of all equity securities (other than Class C Preferred Stock) in the Company held by all Redeemed Shareholders (other than Robert Alderson and Robert Kirkland and his annuity trust), or (B) the amount available for the purchase of Class A Preferred Stock pursuant to this paragraph (vi). For purposes of this Agreement, each Redeemed Shareholder's "pro rata share" shall be equal to the quotient of the value of all equity securities (other than Class C Preferred Stock) in the Company held by such Redeemed Shareholder, divided by the value of all equity securities (other than Class C Preferred Stock) in the Company held by all Redeemed Shareholders (other than Robert Alderson and Robert Kirkland and his annuity trust).

                                    (viii)   except as otherwise provided in
Section 1(d) below, to purchase shares of Class D Preferred Stock indicated in the stock chart set forth in Schedule 1 hereto. The amount of Class D Preferred Stock to be repurchased from each Redeemed Shareholder will be equal to the lesser of (1) all shares of all Class D Preferred Stock held by such Redeemed Shareholder, (2) the number of shares or dollar value (including accrued dividends) of shares of Class D Preferred Stock indicated for such Redeemed Shareholder in Schedule 1 hereto, including any limitations described in the footnotes thereto, or (3) the number of shares of Class D Preferred Stock having a value (including accrued dividends) equal to such Redeemed Shareholder's pro rata share of the lesser of (A) the value of all equity securities (other than Class C Preferred Stock) in the Company held by all Redeemed Shareholders (other than Robert Alderson and Robert Kirkland and his annuity trust), or (B) the amount available for the purchase of Class D Preferred Stock pursuant to this paragraph (vii).

                                    (ix)     to repay all amounts outstanding
under Kirkland's revolving credit facility.

                           (c)      Purchase Price.

                                    (i)      The purchase price for each share
of Class A Preferred Stock sold pursuant to this Agreement shall be an amount equal to (x) 100% minus the underwriting discount in the IPO, expressed as a percentage (the "Net Percentage"), multiplied by (y) the sum of (1) the stated value of such share, plus (2) all dividends with respect to such share accrued and unpaid through the IPO Closing. For purposes of illustration, in the event the underwriting discount in the IPO were 7% and the stated value plus accrued dividends per share for each share of Class A Preferred Stock were $16.59, the Net Percentage would be 93% and the purchase price for each share of Class A Preferred Stock would be $15.43.

                                    (ii)     The purchase price for each share
of Class B Preferred Stock sold pursuant to this Agreement shall be an amount equal to the Net Percentage multiplied by the sum of (x) the stated value of such share, plus (y) all dividends with respect to such share accrued and unpaid through the IPO Closing.

                                    (iii)    The purchase price for each share
of Class C Preferred Stock sold pursuant to this Agreement shall be an amount equal to 100% of the stated value of each such share.

                                    (iv)     The purchase price for each share
of Class D Preferred Stock sold pursuant to this Agreement shall be an amount equal to the Net Percentage multiplied by the sum of (x) the stated value of such share, plus (y) all dividends with respect to such share accrued and unpaid through the IPO Closing.

                                    (v)      The purchase price for each share
of Common Stock sold pursuant to this Agreement shall be an amount equal to the Net Percentage multiplied by the initial public offering price of Common Stock in the IPO.

                           (d)      Allocation of Proceeds for Sales in the IPO
by Certain Shareholders. The rights of the Redeemed Shareholders (other than shareholders who are holders of Kirkland's subordinated notes (the "Sub Debt Holders") and other than Robert Kirkland and his annuity trust) to have their shares of Class A Preferred Stock and Class D Preferred Stock redeemed pursuant to this agreement shall be contingent upon the Sub Debt Holders' right to be granted the ability to sell shares of Common Stock held by such Sub Debt Holders as selling shareholders at the IPO Closing such that each of the Sub Debt Holders will have the opportunity to sell not less than approximately the same percentage (within a variance not to exceed 1.5%) of the aggregate value of their capital stock in Kirkland's (determined immediately prior to the effectiveness of the IPO by reference to the initial public offering price in the IPO), through a combination of the purchase price being paid pursuant to this Agreement and the net proceeds from sales of shares of Common Stock at the IPO Closing, than any other stockholder (other than Robert Kirkland and his annuity trust) who holds shares of capital stock of Kirkland's with an aggregate value of at least $5 million (as determined by reference to the initial public offering price).

For avoidance of doubt, if the Sub Debt Holders are not granted the opportunity to sell all of the shares of the capital stock of Kirkland's held by them either as selling shareholders in the IPO or as Redeemed Shareholders hereunder and are instead only permitted to sell some lesser percentage of the aggregate value of their shares of Kirkland's's capital stock, then no other stockholder of Kirkland's (with the exception of Robert Kirkland and his annuity trust and the holders of Class C Preferred Stock) holding shares of capital stock of Kirkland's with an aggregate value of at least $5 million (as determined by reference to the initial public offering price) shall have any shares redeemed pursuant to this agreement or sell any shares at the IPO Closing except for redemptions and/or sales which shall yield such stockholder in the aggregate a percentage of the aggregate value of the shares of Kirkland's capital stock held by such stockholder equal to no more than 1.5% in excess of the percentage of the aggregate value of the shares of the Kirkland's capital stock that the Sub Debt Holders were granted the opportunity to have redeemed under this Agreement or to sell in the IPO.

                           (e)      Transfer/Surrender of Stock Certificates.
Contemporaneously with the execution of this Agreement, each of the Redeemed Shareholders has deposited with StockTrans, Inc., the Custodian (the "Custodian") under the Power of Attorney and Custody Agreements dated on or about the date of this Agreement and executed by the Redeemed Shareholders (the "POA and Custody Agreements"), one or more certificates representing each such Redeemed Shareholder's Redeemed Shares. Each of the Redeemed Shareholders hereby represents and warrants to Kirkland's that each certificate delivered has (i) been duly executed and is in negotiable form or (ii) is accompanied by a duly executed stock power or powers in blank. The Custodian shall hold the certificates representing the Redeemed Shares, and shall dispose of them in accordance with the terms of the POA and Custody Agreements.

                           (f)      Share Lot Notification. In the event a
Redeemed Shareholder owns shares of the same class with different holding periods or tax bases, such Redeemed Shareholder may notify the Custodian and Kirkland's in writing which lots of shares of each class of such Redeemed Shareholder's Redeemed Shares will be sold hereunder, and such lots of shares shall be those that are sold hereunder.

                  2.       Termination.

                           (a)      If the IPO Closing does not occur on or
before December 31, 2002, this Agreement shall terminate and shall be of no further force or effect, and no sales and purchases of Kirkland's capital stock will be deemed to have taken place pursuant to this Agreement.

                           (b)      Except as provided in Section 2(a), the
Redeemed Shareholders shall have no right to decline to sell their Redeemed Shares as contemplated by this Agreement.

                  3.       Kirkland Holdings L.L.C.

                           (a)      As of the date hereof, the members of
Holdings are: SSM Venture Partners, L.P.; Joseph R. Hyde, III; Johnston C. Adams, Jr.; John H. Pontius; CT/Kirkland Equity Partners, L.P.; R-H Capital Partners, L.P.; Crescent/Mach I Partners, L.P.; The Marlborough Capital Investment Fund, L.P.; Global Private Equity II Limited Partnership; Advent Direct Investment Program Limited Partnership; and Advent Partners Limited Partnership (collectively, the "Members"). In accordance with the Operating Agreement of Holdings dated as of June 12, 1996, as amended, each of the Members hereby agrees to sell to Kirkland's in accordance with this Agreement the shares of Class A Preferred Stock indicated on Schedule 1 attached hereto.

                           (b)      Unless Holdings shall have been liquidated
prior thereto, then immediately prior to the sale and purchase of the Repurchased Shares under this Agreement, Holdings shall distribute all of its assets to its Members in accordance with each such Member's percentage interest in Holdings.

                  4. Waiver of Registration Rights Agreement. Each of the Redeemed Shareholders agrees that his or its execution of this Agreement shall be deemed to satisfy in full, and constitutes a waiver of, his or its rights under that certain Registration Rights Agreement dated June 12, 1996 by and among Kirkland's and certain shareholders of Kirkland's with respect to the IPO, as same may have been or may hereafter be amended or amended and restated

(as so amended or amended and restated, the "Registration Rights Agreement") (collectively, the "IPO Registration Rights Waiver"). Notwithstanding the foregoing, if this Agreement is terminated for any reason prior to the IPO Closing, the IPO Registration Rights Waiver shall be null and void. Nothing in this Agreement shall be construed as a waiver of any rights that the parties hereto may have pursuant to the Registration Rights Agreement with respect to any future registration of Kirkland's securities other than the IPO.

                  5. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except with respect to any Redeemed Shareholder from whom Kirkland's has obtained a written waiver or consent.

                  6. Notices. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by mail, facsimile message or by a nationally recognized overnight delivery courier. Any notices shall be deemed given upon the earlier of the date when received at, or the third day after the date when sent by registered or certified mail or the day after the date when sent by overnight delivery courier to, the address or fax number set forth below, unless such address or fax number is changed by notice to the other party hereto:

                  If to Kirkland's, to:

                           Kirkland's, Inc.
                           P.O. Box 7222
                           Jackson, TN 38303-7222
                           Attention: Robert Alderson
                           Fax Number: (731) 664-9345

                  With a copy to:

                           Pepper Hamilton LLP
                           3000 Two Logan Square
                           Philadelphia, PA 19103
                           Attention: Robert A. Friedel, Esq.
                           Fax Number: (215) 981-4750

                  If to Holdings, Global Private Equity II Limited Partnership, Advent Direct Investment Program Limited Partnership and Advent Partners Limited Partnership:

                           c/o Advent International Corporation
                           75 State Street
                           Boston, MA  02109
                           Attention: David M. Mussafer
                           Fax Number: (617) 951-0568

                  With a copy to:

                           Pepper Hamilton LLP
                           3000 Two Logan Square
                           Philadelphia, PA 19103
                           Attention: Robert A. Friedel, Esq.
                           Fax Number: (215) 981-4750

                  If to Robert Alderson, to:

                           Kirkland's, Inc.
                           P.O. Box 7222
                           Jackson, TN 38303-7222
                           Attention: Robert Alderson
                           Fax Number: (731) 664-9345

                  With a copy to:

                           Baker, Donelson, Bearman & Caldwell
                           20th Floor
                           First Tennessee Building
                           165 Madison Avenue
                           Memphis, TN 38103
                           Attention: Robert Walker, Esq.
                           Fax Number: (901) 577-2303

                  If to Robert E. Kirkland or The Robert E. Kirkland Annuity Trust - 2002, to:

                           Robert E. Kirkland
                           760 Sanders Chapel Road
                           Union City, Tennessee 38261
                           Fax Number: (731) 885-7850

                  With a copy to:

                           Warner Law Firm PLC
                           308 West Church Street
                           Union City, Tennessee 38261
                           Attention: John L. Warner, Jr., Esquire
                           Fax Number: (731) 885-2440

                  If to Capital Resource Lenders II, L.P., Allied Capital Corporation or The Marlborough Capital Investment Fund, L.P., to:

                           Capital Resource Lenders II, L.P.
                           85 Merrimac Street
                           Suite 200
                           Boston, MA 02114
                           Attention: Alexander S. McGrath
                           Fax Number: (617) 723-9819

                           Allied Capital Corporation
                           1919 Pennsylvania Ave N.W., 3rd Floor
                           Washington, DC 20006
                           Attention: Gay Truscott
                           Fax Number: (202) 659-2053

                           The Marlborough Capital Investment Fund, L.P. 9 Newbury Street
                           Boston, MA 02116
                           Attention: Margaret Lanoix
                           Fax Number: (617) 421-9631

                  With a copy to:

                           Testa, Hurwitz & Thibeault, LLP
                           High Street Tower
                           125 High Street
                           Boston, MA 02110
                           Attention: Andrew E. Taylor, Jr., Esquire
                           Fax Number: (617) 248-7100

                  If to SSM Venture Partners, L.P., to:

                           SSM Venture Partners, L.P.
                           845 Crossover Lane
                           Suite 140
                           Memphis, TN 38117
                           Attention: R. Wilson Orr, III
                           Fax Number: (901) 767-1135

                  With a copy to:

                           Bass Berry & Sims PLC
                           315 Deaderick Street
                           AmSouth Center, Suite 2700
                           Nashville, TN 37238-3001
                           Attn: Howard H. Lamar III
                           Fax Number: (615) 742-2709

                  If to Joseph R. Hyde, III, Johnston C. Adams, Jr. or John H. Pontius, to:

                           c/o John H. Pontius
                           Pittco Management, LLC
                           6075 Poplar Avenue
                           Suite 335
                           Memphis, TN 38119
                           Fax Number: (901) 683-3147

                  If to CT/Kirkland Equity Partners, L.P., to:

                           CT/Kirkland Equity Partners, L.P.
                           75 Fifth Avenue
                           22nd Floor
                           New York, NY 10017
                           Attention: John Oswald, Managing Director
                           Fax Number: (212) 277-1011

                  With a copy to:

                           LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                           125 West 55th Street
                           New York, NY 10019
                           Attention: John R. Fallon, Partner
                           Fax Number: (212) 424-8500

                  If to R-H Capital Partners, L.P., to:

                           R-H Capital Partners, L.P.
                           303 Peachtree Road, 25th Floor
                           Atlanta, GA 30308
                           Attention: Ken Millar
                           Fax Number: (404) 588-7501

                  With a copy to:

                           R-H Capital Partners, L.P.
                           333 Peach Road
                           Atlanta, GA 30326
                           Attention: David Prince, Esquire
                           Fax Number: (404) 926-5229

                  If to Crescent/Mach I Partners, L.P., to:

                           c/o TCW Asset Management Company
                           200 Park Avenue
                           Suite 2200
                           New York, NY  10168-0228
                           Attention: Matthew Miller
                           Fax Number: (212) 771-4159

                  With a copy to:

                           c/o TCW Asset Management Company
                           200 Park Avenue
                           Suite 2200
                           New York, NY  10168-0228
                           Attention:  Rich Kurth, Esquire
                           Fax Number: (212) 771-4089

                  Notice of any change in any such contact information shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

                  7. Counterparts. This Agreement may be executed in two or more counterparts and by facsimile, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  8. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  9. Governing Law. This Agreement shall be governed by and construes in accordance with the laws of the State of Tennessee.

                  10. Further Assurances. Each of the Redeemed Shareholders shall do or cause to be done such further acts and things and deliver or cause to be delivered such additional assignments, agreements, documents, powers, and instruments as may reasonably be required to carry into effect the purposes of this Agreement

                  11. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  12. Entire Agreement. Other than the POA and Custody Agreement, this Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

                  IN WITNESS WHEREOF, this Stock Repurchase Agreement has been executed as of the date and year first above written.

                                          KIRKLAND'S, INC.


                                          By: /s/ Robert E. Alderson
                                             ----------------------------------
                                             Name: Robert E. Alderson
                                             Title: President

                                          KIRKLAND HOLDINGS L.L.C.



                                          By: /s/ David M. Mussafer
                                             ----------------------------------
                                             Name: David M. Mussafer
                                             Title: President

                                          SSM VENTURE PARTNERS, L.P.

                                          By: SSM I, L.P., general partner
                                          By: SSM Corporation, general partner



                                          By: /s/ R. Wilson Orr, III
                                             ----------------------------------
                                             Name: R. Wilson Orr, III
                                             Title: Vice President


                                             /s/ Joseph R. Hyde, III
                                          -------------------------------------
                                                   JOSEPH R. HYDE, III


                                             /s/ Johnston C. Adams, Jr.
                                          -------------------------------------
                                                 JOHNSTON C. ADAMS, JR.


                                             /s/ John H. Pontius
                                          -------------------------------------
                                                     JOHN H. PONTIUS

                                          CT/KIRKLAND EQUITY PARTNERS, L.P.



                                          By: /s/ John P. Oswald
                                             ----------------------------------
                                             Name:  John P. Oswald
                                             Title: Attorney-in-fact

                                          R-H CAPITAL PARTNERS, L.P.

                                          By: RH/Travelers, L.P.,
                                              its general partner
                                          By: RH Capital, Inc.,
                                              its general partner



                                          By: /s/ Kenneth Millar
                                             ----------------------------------
                                             Name:  Kenneth Millar
                                             Title: Executive Vice President

                                          CAPITAL RESOURCE LENDERS II, L.P., by
                                          CAPITAL RESOURCE PARTNERS II, L.P.,
                                          its General Partner



                                          By: /s/ Alexander S. McGrath
                                             ----------------------------------
                                             Name:  Alexander S. McGrath
                                             Title: Partner

                                          ALLIED CAPITAL CORPORATION



                                          By: /s/ Gay S. Truscott
                                             ----------------------------------
                                             Name:  Gay S. Truscott
                                             Title: Senior Vice President

                                          CRESCENT/MACH I PARTNERS, L.P., by
                                          TCW ASSET MANAGEMENT COMPANY,
                                          its investment manager



                                          By: /s/ Richard Kurth
                                             ----------------------------------
                                             Name:  Richard Kurth
                                             Title: Vice President

                                          THE MARLBOROUGH CAPITAL
                                          INVESTMENT FUND, L.P., by
                                          MARLBOROUGH CAPITAL
                                          MANAGEMENT, L.P., its general partner



                                          By: /s/ Margaret Lanoix
                                             ----------------------------------
                                             Margaret Lanoix, its
                                             authorized partner

                                          GLOBAL PRIVATE EQUITY II LIMITED
                                          PARTNERSHIP

                                          By: Advent International Limited
                                              Partnership, General Partner

                                          By: Advent International Corporation,
                                              General Partner



                                          By: /s/ Janet L. Hennessy
                                             ----------------------------------
                                             Name:  Janet L. Hennessy
                                             Title: Vice President

                                          ADVENT DIRECT INVESTMENT PROGRAM
                                          LIMITED PARTNERSHIP

                                          By: Advent International Limited
                                              Partnership, General Partner

                                          By: Advent International Corporation,
                                              General Partner



                                          By: /s/ Janet L. Hennessy
                                             ----------------------------------
                                             Name:  Janet L. Hennessy
                                             Title: Vice President

                                          ADVENT PARTNERS LIMITED PARTNERSHIP

                                          By: Advent International Corporation,
                                              General Partner



                                          By: /s/ Janet L. Hennessy
                                             ----------------------------------
                                             Name:  Janet L. Hennessy
                                             Title: Vice President


                                            /s/ Robert E. Kirkland
                                          --------------------------------------
                                                   ROBERT E. KIRKLAND

                                          THE ROBERT E. KIRKLAND ANNUITY
                                          TRUST - 2002



                                          By:  /s/ Robert E. Kirkland
                                             ----------------------------------
                                             Robert E. Kirkland, Trustee


                                               /s/ Robert E. Alderson
                                         --------------------------------------
                                                   ROBERT ALDERSON

                                   SCHEDULE 1

                                   STOCK CHART

                                                 Class A                           Class C
                                                Preferred         Class B         Preferred         Class D
            Name                                  Stock       Preferred Stock       Stock       Preferred Stock   Common Stock(1)
            ----                                ----------    ---------------     ----------    ---------------   ---------------
Kirkland Holdings, Inc.                              --                  --               --            --                   --

SSM Venture Partners, L.P.                      312,808*(2)              --               --         1,219(2)                --

Joseph R. Hyde, III                             146,622*(2)              --               --           590(2)                --

Johnston C. Adams, Jr                             4,880*(3)              --               --            --                   --

John H. Pontius                                      --                  --               --            --                   --

CT/Kirkland Equity Partners, L.P.               390,992*                 --               --         1,781                   --

R-H Capital Partners, L.P.                      146,472*                 --               --           571                   --

Capital Resource Lenders II, L.P.                    --                  --               --         1,146                   --

Allied Capital Corporation                           --                  --               --           917                   --

Crescent/Mach I Partners, L.P.                   48,724*                 --               --           190                   --

The Marlborough Capital Investment               19,550*                 --               --            --                   --
Fund, L.P.

Global Private Equity II Limited              1,355,238*                 --               --        13,510                   --
Partnership

Advent Direct Investment Program                528,740*                 --               --         2,060                   --
Limited Partnership

Advent Partners Limited Partnership              48,724*                 --               --           403                   --

Robert Kirkland                                      --             347,745          246,250         1,353                   --

The Robert E. Kirkland Annuity                       --                  --               --            --               10,727(4)
Trust - 2002                                                                                                             pre-split
Robert Alderson                                      --                  (5)          54,218            --                   --

-----------------

* The number of shares of Class A Preferred Stock held by such Member indirectly through Holdings.

(1) Including common stock issuable upon the exercise of warrants pursuant to irrevocable exercise notices previously delivered by the Redeemed Shareholders to Kirkland's.

(2) The maximum amount of all classes of preferred stock to be repurchased from this shareholder is the amount having a value equal to one-third (1/3) of the value of all equity securities held by this shareholder, with the value determined on the basis of the initial public offering price in the IPO.

(3) The maximum amount of all classes of preferred stock to be repurchased from this shareholder is the amount having a value equal to one-quarter (1/4) of the value of all equity securities held by this shareholder, with the value determined on the basis of the initial public offering price in the IPO.

(4) The 10,727 shares of common stock for The Robert E. Kirkland Annuity Trust - 2002 is based upon the number of shares of common stock before the split of Kirkland's common stock which will take place after the date hereof but before the IPO Closing, and will be adjusted to give effect to the split of Kirkland's common stock which will take place after the date hereof but before the IPO Closing.

(5) Class B Preferred Stock having a value (including accrued dividends) of $10,000.00 will be repurchased from this shareholder.